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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 29, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

         Delaware                      000-20201                 06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

       1924 Pearman Dairy Road Anderson, South Carolina            29625
           (Address of principal executive offices)             (Zip code)

                                 (864) 231-1200
                         (Registrant's telephone number
                              including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry into a Material Definitive Agreement.

As of December 29, 2006, Hampshire Group, Limited (the "Company") entered into Amendment No. 4 and Waiver to the Credit Agreement (the "Waiver") pursuant to that certain Credit Agreement and Guaranty (the "Credit Agreement"), dated as of August 15, 2003 and amended as of December 29, 2004, November 10, 2005, August 8, 2006 and October 13, 2006, by and among the Company, the Guarantors party thereto, HSBC Bank USA, National Association, as Agent for the Banks, and the Banks named therein (the "Banks") pursuant to which the Banks and the Company agreed, in consideration for $25,000 and the payment of the Agents legal fees and expenses, (i) to postpone to March 31, 2007 the requirement to deliver to the Banks the Company's financial statements for the quarters ended July 1, 2006 and September 30, 2006, (ii) to the extent a breach of a representation or other term of the Credit Agreement is caused by the forthcoming restatement of the Company's prior financial statements, the Banks waive compliance with such provisions as long as the restated financial statements are delivered to the Banks by March 31, 2007 and (iii) for the Company to maintain a consolidated tangible net worth of $75,000,000.

The Waiver is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

            None.

(b) Pro Forma Financial Information.

            None.

(c) Shell Company Transactions.

            None.

(d) Exhibits.

            10.1 Amendment No. 4 and Waiver to Credit Agreement, dated as of December 29, 2006, pursuant to that certain Credit Agreement and Guaranty, dated as of August 15, 2003 and amended as of December 29, 2004, November 10, 2005, August 8, 2006 and October 13, 2006, by and among the Company, the Guarantors party thereto, HSBC Bank USA, National Association, as Agent for the Banks, and the Banks named therein.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HAMPSHIRE GROUP, LIMITED


                                        By:  /s/ Heath L. Golden
                                            ------------------------------------
                                          Name:  Heath L. Golden
                                          Title: Vice President and General
                                                 Counsel


Dated: December 29, 2006